UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 28, 2005

                                  Airtrax, Inc.
             (Exact name of registrant as specified in its charter)



       New Jersey                      0-25791                   22-3506376
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                 200 Freeway Drive Unit One, Blackwood, NJ 08012
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (856) 232-3000

                                   Copies to:
                            Richard A. Friedman, Esq.
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.


As reported on our Current Report on Form 8-K filed on October 24, 2005, on October 18, 2005 we entered into a 8% Series C Unsecured Convertible Debenture and Warrants Purchase Agreement (the "Purchase Agreement") with certain accredited investors pursuant to which we sold an aggregate of $1,000,000 principal amount unsecured convertible debentures (the "Debentures") convertible into shares of our common stock, no par value (the "Common Stock"), and stock purchase warrants (the "Warrants") to purchase shares of our Common Stock to certain accredited investors who are parties to the Purchase Agreement for an aggregate purchase price of $1,000,000 (the "Offering"). On October 28, 2005, we held our second and final closing with certain accredited investors (the "Investors") pursuant to a right of participation which was granted to such Investors under that certain Securities Purchase Agreement dated as of November 23 and 24, 2004 and the Subscription Agreement dated as of February 11, 2005. In connection with the second closing, we sold an aggregate of $548,000 principal amount of Debentures and Warrants for an aggregate purchase price of $548,000.


The Debentures mature on October 28, 2007; provided, however, that if our Common Stock is trading at a closing bid price of less than $2.00 on said maturity date, the maturity date shall be extended to April 28, 2008. Provided there then exists no event of default by us under the Debentures, the principal of and any accrued but unpaid interest due under the Debentures on the maturity date shall automatically be converted into shares of Common Stock on the maturity date at the then applicable conversion price. The Debentures pay simple interest quarterly accruing at the annual rate of 8%, either in the form of our Common Stock, which shall be valued and computed based upon the lower of (i) $2.00, or
(ii) eighty five (85%) percent the average closing price for our Common Stock for the 10 trading days prior to the payment due date, or cash, each at our option. The Debentures are convertible into shares of our Common Stock at a conversion price equal to $2.00, subject to adjustment in certain events, including, without limitation, upon our consolidation, merger or sale of all of substantially all of our assets, a reclassification of our Common Stock, or any stock splits, combinations or dividends with respect to our Common Stock. We may in our discretion require that the Investors convert all or a portion of the Debentures and we may also redeem the Debentures at a price equal to 120% of the principal balance and accrued interest thereon that are requested to be redeemed.

In addition, we issued 274,000 Warrants to the Investors, representing an amount of Warrants equal to 100% of the quotient of (i) the principal amount of the Debentures issued at the closing date divided by (ii) the conversion price on the closing date. The Warrants are exercisable at a price equal to $3.25, from the date of issuance until 5 years after the closing date, subject to adjustment in certain events, including, without limitation, upon our consolidation, merger or sale of all of substantially all of our assets, a reclassification of our Common Stock, or any stock splits, combinations or dividends with respect to our Common Stock.

Under the Registration Rights Agreement we entered into with the Investors on October 28, 2005, we are obligated to file a registration statement on Form SB-2 to effect the registration of 200% the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants within 150 days after October 18, 2005. We are obligated to use our best efforts to cause the registration statement to be declared effective no later than 35 days after the filing date. If we do not file the registration statement, or if the registration statement is not declared effective by the SEC, each within the deadlines specified in the preceding sentence, we shall pay to the Investors, as liquidated damages, an amount equal to 2% of the amount invested by the Investors on a pro rata basis for each 30-day period of such registration default. However, we shall only be required pay liquidated damages, if any, to the Investors for a total of 9 months, either in the aggregate or for 9 consecutive months.

First Montauk Securities Corp. (the "Selling Agent") acted as selling agent in connection with the first and second closings of the Offering in which an aggregate amount of $1,548,000 of Debentures and Warrants were sold. Pursuant to the second closing, we paid commissions of $54,800, a non-accountable expense allowance of $16,440, and issued 27,400 Warrants to the placement agent, a registered broker dealer firm, each as consideration for services performed in connection with the issuance of the Debenture and Warrants to the Investor pursuant to the Purchase Agreement. The Selling Agent had no obligation to buy any Debentures or Warrants from us. In addition, we have agreed to indemnify the Selling Agent and other persons against specific liabilities under the Securities Act of 1933, as amended.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the Investors were accredited investors and/or qualified institutional buyers, the Investors had access to information about us and their investment, the Investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

Item 2.03 Creation of a Direct Financial Obligation.

     See  Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

     See  Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

Exhibit Number
                                   Description
------- ------------------------------------------------------------------------
10.1 8% Series C Unsecured Convertible Debenture and Warrants Purchase Agreement, dated October 18, 2005, by and between Airtrax, Inc. and the investors named on the signature pages thereto (incorporated by reference to the Company's Current Report on Form 8-K filed on October 24, 2005).
10.2 Registration Rights Agreement dated October 18, 2005, by and between Airtrax, Inc. and the investors named on the signature pages thereto (incorporated by reference to the Company's Current Report on Form 8-K filed on October 24, 2005).
10.3 Form of 8% Series C Unsecured Convertible Debenture of Airtrax, Inc. (incorporated by reference to the Company's Current Report on Form 8-K filed on October 24, 2005).
10.4 Form of Stock Purchase Warrant of Airtrax, Inc. (incorporated by reference to the Company's Current Report on Form 8-K filed on October 24, 2005).
10.5 Amendment No. 1 to the 8% Series C Unsecured Convertible Debenture and Warrants Purchase Agreement, dated October 17, 2005, by and between Airtrax, Inc. and the investors named on the signature pages thereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Airtrax, Inc.


Date: November 3, 2005                   /s/ Peter Amico
                                         ----------------
                                         Peter Amico
                                         Chief Executive Officer